UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
(Amendment No. 1)

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21031

ACP Strategic Opportunities Fund II, LLC
(Exact name of registrant as specified in charter)

1235 Westlakes Drive, Suite 130
Berwyn, PA 19312
(Address of principal executive offices) (Zip code)

Gary E. Shugrue
Ascendant Capital Partners, LP
1235 Westlakes Drive, Suite 130
Berwyn, PA 19312
(Name and address of agent for service)

registrant's telephone number, including area code:    (610) 993-9999

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ACP Strategic Opportunities Fund II, LLC

Financial Statements for the Year
Ended December 31, 2007

Strategy Objective

The ACP Strategic Opportunities strategy seeks capital appreciation through investments focused in long/short equity hedge funds. The main objective is to generate long-term absolute returns similar to those of stocks, but with significantly less volatility. In general, the strategy will maintain a net positive exposure to equity markets, though that exposure will vary based on tactical decisions and underlying manager objectives. The strategy seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review and Update

During the fourth quarter of 2007, the Strategic Opportunities Strategy increased in value by 2.90%. This compares favorably to losses in the S&P 500 and Russell 2000 of -3.33% and -4.58% respectively. For the entire year of 2007, the ACP strategy gained 12.32% compared to a gain in the S&P 500 of 5.49% and a loss in the Russell 2000 of

-2.75%. Since inception, April 2, 2002, the cumulative return of this strategy is up 46% net of all fees compared to the S&P 500 Index return of 42% during the same period.

For the year, the returns of our seventeen managers ranged from -6.24% to +61.23%. Only one of our managers lost money for the year while twelve earned double digit returns. Importantly, the returns of our managers were not highly correlated with one another which allowed the strategy to go through this volatile year with only one down month.

Looking forward to 2008, we expect the volatility within the overall markets to continue thereby creating opportunities on the long and short side of the equity market. The year is off to a very tough start and, year to date, the major equity indices are all showing double digit declines.

Industry Update

-"This is like deja vu all over again."

-Yogi Berra

On July 24, 1915, the S.S. Eastland, a 269 foot long steamship, was moored at her dock between LaSalle and Clark Streets on the south bank of the Chicago River. Immediately, as the ship cast off with its 2,572 passengers aboard, it inexplicably rolled over and capsized, drowning 844 passengers making this Chicago’s worst single disaster.

How could a ship this big capsize right next to its dock and why am I writing about it in our year-end letter? The answer to the first question is still subject to much debate. The answer to the second is that, while the loss of life is never comparable to the loss of money, I want to draw some similarities between this very sad event and what seems to repeatedly happen in the investment world in both traditional and alternative investing. Lastly, I want to continue this analogy to give you a better understanding of what we do in our strategy and how we try to avoid becoming a victim of such occurrences.

The S.S. Eastland had a passenger capacity of 2500, so it was more than full that day. Despite multiple investigations after the accident, the reasons for the capsizing have never been fully discovered. Poor construction, overcrowding, miscommunication, crowd behavior and hubris have all been mentioned as possible reasons for the disaster. Ironically, the then recent safety precaution of adding more life boats on the upper decks may have made this top-heavy ship even more unstable. Nevertheless, a structure that was perceived to be very stable became very dangerous when, in a crowded situation, the balance of that structure was disturbed.

Over the years, investments such as tulip bulbs in 1634 and internet stocks in 1999 have fallen victim to circumstances analogous to those of the S.S. Eastland. What was thought to be very stable became drastically less so when placed under duress. These investments were popular at the time and were perceived to have limited risk. Additionally, some strategies, like 1987’s “portfolio insurance”, even had names that sounded safe. They were all innovative and the more successful they became, the less risky they seemed, causing more and more investors to pile in. Eventually, the perceived risks became so low that investors began to employ (the always dangerous tool) leverage to magnify their returns. Ultimately, some event changed the perception of risk, upsetting the balance, compelling investors to “rush for the exit” at the same time causing a dramatic drop in prices.

2007 saw another strategy added to this long list of calamities. Structured investment products (SIV’s, CDO’s, CMO’s etc.) which were once touted as innovative investment vehicles, have to date incurred write-offs of over $100 billion. These products had grown dramatically since 2000 and, as they grew, their perceived risk profile began to diminish. Through modern-day financial alchemy, portions of these vehicles managed to receive “AAA” credit ratings and eventually found their way into a variety of investment portfolios throughout our financial system. Finally, problems in the sub-prime mortgage market upset the balance and caused a dramatic reassessment of the risks of these structures leading to huge losses. So far, these losses have forced the Federal Reserve to cut its benchmark rate three times and inject billions into our credit system. Losses have hammered the stock prices of many of our largest investment banks forcing them to negotiate emergency capital infusions from outside investors. The full extent of losses is still being discovered as the valuation process for these vehicles requires a certain amount of guesswork. This uncertainty is inhibiting the flow of credit within our financial system which negatively affects the worldwide economy. While structured products will still be around in the future, the way they are viewed by investors, the leverage they can support and how they are valued will never be the same. Déjà vu all over again.

During our careers some of us have personally witnessed some of the events referred to above and, as a result, we take risk very seriously here at ACP. We understand that when assessing risk, you not only need to look at what has happened in the past (i.e. quantitative analysis) but at what could happen in the future. Quantitative analysis, while useful, is the beginning not the end of the risk management process. The next steps require thoughtful analysis and, more importantly, lots of experience and common sense. We accomplish this through a systematic disciplined process. First, we search for a variety of managers skilled at generating high risk-adjusted returns within the long/short equity sector. Next we construct our portfolio from those selected managers who employ dissimilar styles and techniques in order to mitigate the risk that one macro or specific event could result in significant losses for the overall fund. In keeping with the S.S. Eastland analogy we not only try to assure that our individual boats are stable but we also diversify into many different boats thereby diminishing the chance of one event damaging our entire portfolio. Our intent is to provide you with a strategy that is able to enhance the diversification and performance of your overall asset allocation. A well diversified portfolio is the best way to preserve and grow your hard earned wealth.

We would like to wish you much happiness and look forward to a mutually prosperous 2008. If you have any questions or would like to discuss some of the thoughts in this letter, please contact us. We welcome your calls and look forward to speaking with you. Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue

President and Chief Investment Officer

Ascendant Capital Partners, LP

Performance shown for the previously mentioned strategy is net of all expenses charged to shareholders. Information regarding the strategy set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the Fund.  Please read it carefully before you invest or send money.  This Fund may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses, including loss of principal, in connection with an investment in the strategy.

The Fund is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters so that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices.  You cannot invest in an index.  Index returns do not reflect the impact of any management fees, transaction costs or expenses.  The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner funds.

The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.

The Russell 2000 Index is composed of U.S. Small Cap Stocks.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000.

Risk Factors

Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.

Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:

These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

ACP Strategic Opportunities Fund II, LLC

For the Year Ended

December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Directors of

ACP Strategic Opportunities Fund II, LLC

We have audited the accompanying statement of assets, liabilities and members’ capital of ACP Strategic Opportunities Fund II, LLC (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 were audited by other auditors whose report, dated February 24, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of investments owned as of December 31, 2007, by correspondence with the Underlying Funds and custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2 to the financial statements, the financial statements include investments in Underlying Funds, valued at $34,350,648 (87.65% of total assets) as of December 31, 2007, whose fair values have been estimated by management in the absence of readily determinable fair values.  Management’s estimates are based on information provided by the managers of the Underlying Funds.

Deloitte & Touche LLP

Philadelphia, PA

February 27, 2008

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - December 31, 2007

Investments	Percentage of Member's Capital	Fair Value
Underlying Funds

Long/Short Equity ^#
Consumer
Tiedemann/Falconer Partners, L.P. (cost $2,000,000)	6.8%	$2,558,214
Zeke, L.P. (cost $590,000)	2.7%	1,023,011
	9.5%	3,581,225

Financial Services
Castine Partners, L.P. (cost $2,000,000)	6.9%	2,602,342

Large Cap Value
Healy Circle Partners, L.P. (cost $1,808,000)	7.2%	2,699,605

Mid Cap Growth
Bull Path I Fund, L.P. (cost $2,050,000)	6.7%	2,519,489
JetStream Global Institutional Fund, L.P. (cost $1,500,000)	8.4%	3,136,144
Redstone Investors, L.P. (cost $1,400,000)	5.9%	2,197,210
Sonar Partners, L.P. (cost $2,000,000)	6.3%	2,371,677
	27.3%	10,224,520

Natural Resources
Hard Assets Partners, L.P. (cost $2,000,000)	6.7%	2,514,861

Small Cap Growth
Akahi Fund, L.P. (cost $1,000,000)	2.9%	1,082,504
Bluefin Investors, L.P. (cost $2,000,000)	5.6%	2,112,316
	8.5%	3,194,820

Small Cap Value
Odyssey Value Partners, L.P. (cost $500,000)	1.4%	525,392
Rivanna Partners, L.P. (cost $2,500,000)	7.5%	2,803,683
	8.9%	3,329,075

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - December 31, 2007

Investments	Percentage of Member's Capital	Fair Value
Underlying Funds

Technology
Brightfield Partners, L.P. (cost $1,690,000)	5.4%	2,011,667
Connective Capital I, L.P. (cost $1,750,000)	5.7%	2,141,762
STG Capital Partners, L.P. (cost $2,000,000)	5.6%	2,050,771
	16.7%	6,204,200

Total Long/Short Equity (cost $26,788,000)*	91.7%	34,350,648

Money Market:

Federated Treasury Obligations Fund (cost $1,888,058)	5.1%	1,888,058

Total Money Market (cost $1,888,058)*	5.1%	1,888,058

Total Investments in Underlying Funds (cost $28,676,058)*	96.8%	$36,238,706

Other Assets and Liabilities	3.2%	1,211,409

Members' Capital	100.0%	$37,450,115

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale. Total cost and fair value of restricted securities as of December 31, 2007 was $26,788,000 and $34,350,648 respectively.
* - Cost for Federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$7,562,648
Gross Unrealized Depreciation	-
Net Unrealized Appreciation	$7,562,648

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
December 31, 2007

Assets:
Investments in underlying funds, at fair value (cost, $28,676,058)	$36,238,706
Cash	249,179
Receivables:
Redemption from underlying fund	2,613,987
Receivable from Investment Manager	70,334
Due from affiliates	2,000
Dividends	3,556
Other assets	11,117

Total assets	39,188,879

Liabilities:
Contributions received in advance	1,250,000
Withdrawals payable	420,992
Accrued expenses:
Professional fees	60,500
Accounting and administration fees	4,688
Custody fees	2,584

Total liabilities	1,738,764

Members' capital	$37,450,115

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital (cont)
December 31, 2007

Members' capital
Represented by:
Capital contributions (net)	$29,587,962
Accumulated net investment loss	(1,438,767)
Accumulated net realized gain on investments	1,738,272
Net unrealized appreciation on investments	7,562,648

Members' capital	$37,450,115

Units Outstanding (100,000,000 units authorized)	2,550,473

Net Asset Value per Unit (offering and redemption price per unit)	$14.68

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Year ended December 31, 2007

Investment Income
Interest	$93,267
Dividends	15,651
Total investment income	108,918

Expenses
Investment management fee	476,386
Professional fees	159,391
Accounting and administration fees	72,800
Board of Directors fees	22,750
Insurance expense	19,958
Custody fees	8,246
Other expenses	13,082
Total expenses	772,613
Less: expenses reimbursed by Investment Manager	(70,339)

Net expenses	702,274

Net investment loss	(593,356)

Realized and unrealized gain from investments

Net realized gain from investments in underlying funds	975,721
Net increase in unrealized appreciation on investments in underlying funds	3,459,697

Net realized and unrealized gain from investments	4,435,418

Increase in members' capital resulting from operations	$3,842,062

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Changes in Members' Capital

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Members' capital - beginning of year	$27,129,830	$17,804,064
Capital contributions	9,053,753	9,297,969
Capital withdrawals	(2,575,530)	(1,638,834)
Net investment loss	(593,356)	(279,235)
Net realized gain from investments in underlying funds	975,721	312,649
Net increase in unrealized appreciation on investments in underlying funds	3,459,697	1,633,217

Members' capital - end of year	$37,450,115	$27,129,830

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Year ended December 31, 2007

Cash flows from operating activities:
Net increase in members' capital resulting from operations	$3,842,062
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash used in operating activities:
Cost of investments in underlying funds purchased	(11,000,000)
Proceeds from redemptions of investments in underlying funds	3,565,721
Net realized gain from investments in underlying funds	(975,721)
Net change in unrealized appreciation on investments in underlying funds	(3,459,697)
Net purchase of money market fund	(1,888,058)
Increase in receivable for redemption of underlying funds	(1,529,544)
Decrease in receivable from Investment Manager	301,104
Decrease in dividends and interest receivable	1,952
Increase in other assets	(11,117)
Decrease in due from affiliates	30,083
Decrease in accrued professional fees payable	(76,213)
Decrease in accounting and administration fees payable	(190,477)
Decrease in management fees payable	(187,679)
Decrease in custody fees payable	(13,498)
Decrease in Board of Director's fees payable	(4,500)
Decrease in other accrued expenses	(5,594)

Net cash used in operating activities	(11,601,176)

Cash flows from financing activities:

Capital contributions received (net of contributions received in advance)	10,303,753
Capital withdrawals paid (net of change in withdrawals payable)	(2,157,269)

Net cash provided by financing activities	8,146,484

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows (cont)
Year ended December 31, 2007

Net decrease in cash	(3,454,692)
Cash at beginning of year	3,703,871
Cash at end of year	$249,179

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights
	For the Year Ended December 31,
	2007		2006		2005		2004		2003 (b)
NET ASSET VALUE, Beginning of Year	$13.07		$12.10		$11.39		$10.64		$9.32

INVESTMENT OPERATIONS
Net investment loss	(0.25	) (a)	(0.16	) (a)	(0.15	) (a)	(0.17	) (a)	(0.12)
Net realized and unrealized gain (loss) from investments in Underlying Funds	1.86		1.13		0.86		0.92		1.44

Total from investment operations	1.61		0.97		0.71		0.75		1.32

NET ASSET VALUE, End of Year	$14.68		$13.07		$12.10		$11.39		$10.64

TOTAL RETURN	12.32%		8.02%		6.23%		7.05%		14.16%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of period (000's omitted)	$37,450		$27,130		$17,804		$13,577		$7,585

Ratios to Average Net Assets:
Net investment loss	(1.83)%		(1.26)%		(1.29)%		(1.57)%		(1.43)%
Expenses, net of reimbursements/waiver of fees	2.17%		1.67%		1.42%		1.60%		1.45%
Expenses, excluding reimbursement/waiver of fees	2.38%		2.98%		3.17%		3.27%		4.31%

PORTFOLIO TURNOVER RATE	12%		11%		35%		15%		18%

(a) Calculated using average shares outstanding during the year.

(b) Audited by other auditors.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Fund. The Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as the Board of Directors of the Fund (the “Board”).

2.	Significant Accounting Policies

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Investment Valuation

The Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Fund, a fair value determination is made under

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

a.	Investment Valuation (cont)

procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.  Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect in the Fund’s net assets if the judgments of the Board, the Investment Manager or investment advisor to the Underlying Fund should prove incorrect.  Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.  The interests in the Underlying Funds in which the Fund invests or plans to invest are generally illiquid.  The Fund may not be able to dispose of Underlying Fund interest that it has purchased.  These investments represent 91.7% of the net assets of the Fund.

The Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund which is included on the schedule of investments.

b.	Net Asset Valuation

The Fund’s Administrator, Pinnacle Fund Administration LLC (“Pinnacle” or “Administrator”) will calculate the net asset value per Unit in dollars as determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Standard Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.  The net asset value for the Fund is comprised of the net asset value of the Underlying Funds in which the Fund invests, less the expenses and liabilities.

c.	Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis.  Realized gains and losses on investment transactions are recorded on an identified-cost basis.  Interest is recognized on the accrual basis.  Dividends are recognized on the ex-dividend date.

d.	Fund Expenses

The Investment Manager agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007.  As of December 31, 2007, the receivable from the Investment Manager for the Fund totaled $70,334.  For the year ended December 31, 2007, the Investment Manager has reimbursed the Fund $371,443 representing the entire balance of reimbursable expense accruals prior to December 31, 2006.  For the year ended January 1, 2007 through December 31, 2007, the Investment Manager has agreed to reimburse the Fund an additional $70,339 for expenses accrued during that year.  The

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

d.	Fund Expenses (cont)

Investment Manager has also entered into an agreement with the Fund’s Board to repay all outstanding expense reimbursement accruals in order that the balances will be zero by December 31, 2008.  The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Fund's former administrator.

e.	Income Taxes

The Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Fund (each a “Member”, together the “Members”) will be treated as a partner of the Fund and, as such, will be taxed upon its distributive share of each item of the Fund’s income, gain, loss, deductions and credits for each taxable year of the Fund ending with or within each Member’s taxable year.

2.	Significant Accounting Policies (continued)

f.	Cash

The Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses.  Such cash, at times, may exceed federally insured limits.   The Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk.  At December 31, 2007, the Fund held $249,179 in this account and it is included on the statement of assets & liabilities.

g.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3.	Allocation of Members’ Capital Account

The Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

3.	Allocation of Members’ Capital Account (cont)

amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4.	Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is equal to 1.50% of the Fund’s net assets and is subject to a performance adjustment based on the Fund’s rolling twelve-month return. The Management Fee will not be lower than 1.00% per annum or higher than 1.50%.  For the year ended December 31, 2007, the Fund paid the Investment Manager fees totaling $664,065 (which includes payment for the 3rd and 4th Quarters of 2006) and incurred expenses of $476,386 as disclosed on the statement of operations.

Each member of the Board, who is not an “interested person” of the Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

In May 2007, the Fund engaged Pinnacle to serve as the administrator and accounting agent to the Fund and provides certain accounting, record keeping, and investor related services.  Prior to that, the Fund had entered into a Fund Accounting Services Agreement with Citigroup Fund Services, LLC. This agreement was terminated effective February 3, 2007 and from February 3, 2007 to April 30, 2007 the Investment Manager (together with outside accounting assistance) assumed the work of aggregating underlying values, determining the Fund’s net asset value and performing other incidental administration services. In addition, the Investment Manager temporarily assumed responsibility for Fund accounting until Pinnacle was engaged. These changes were designed to reduce total fund expenses.

Citigroup Trust Co. (“Citigroup”) served as custodian of the Fund’s assets through August 30, 2007. At that time, UMB Bank assumed the role as the Fund’s custodian.

The Fund pays a monthly fee to the administrator and the custodian based upon average members’ capital, subject to certain minimums.

5.	Investment Transactions

Total purchases of Underlying Funds for the year ended December 31, 2007, amounted to $11,000,000. Total proceeds from redemptions of Underlying Funds for the year ended December 31, 2007, amounted to $3,565,721. The cost of investments in Underlying

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

5.	Investment Transactions (cont)

Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Underlying Funds. The Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Fund as of December 31, 2007.

6.	Risk Factors

An investment in the Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

7.	Underlying Funds

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds.

Akahi Fund L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. This Underlying Fund maintains a low net exposure, usually +/- 5%, although they may go to +/- 20%. This Underlying Fund overlays its stock selection with rigorous risk controls to assure that they remain within their stated exposure levels.   With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership.

Bluefin Investors, LP seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. This Underlying Fund manages long and short exposure to preserve capital during periods of market stress. The fund has no lock-up but has a
3% redemption fee for withdrawals made in the first year. The fund allows for quarterly redemptions with 35 days notice.

Brightfield Partners, LP seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7.	Underlying Funds (cont)

Bull Path Fund I LP invests in U.S. equities across all industry sectors using a research intense approach. The fund primarily invests in long/short US equity which are listed on the major exchanges. This Underlying Fund allows for semi-annual redemptions with 12-month lock-up since initial investment, quarterly after that, upon 45 days prior notice.

Castine Partners, LP seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals on June 30 and December 31 upon 45 days prior notice, after one year has elapsed since initial investment.

Connective Capital I LP focuses its investments in publicly traded equities in the technology and communications sectors.  This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Hard Asset Partners, LP seeks capital appreciation primarily through investments in securities of companies that are directly or indirectly engaged in exploration, development, production, servicing of natural resources. This Underlying Fund allows for monthly redemptions upon 30 days prior notice, after six months have elapsed since initial investment.

Healy Circle Partners, LP seeks to preserve capital while generating consistent absolute returns by holding equity positions in multiple industry sectors and with varying market capitalizations. This Underlying Fund allows for semi-annual redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

JetStream Global Institutional Fund, LP seeks to achieve growth of capital through investments in common stocks. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Odyssey Value Partners, L.P. combines the discipline and long-term perspective of private equity investing with the liquidity of public capital markets. Executing a value-oriented approach, this Underlying Fund seeks to deliver superior absolute returns over the long-term while controlling portfolio volatility and adhering to strict risk management disciplines. This Underlying Fund targets double-digit annualized net returns and alpha-generation on both the long and short sides of the portfolio. The investment team performs original research and analysis, yielding a low correlation to the broader market indices and the Underlying Fund has had strong results in down markets.  This Underlying Fund allows for quarterly redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

Redstone Investors, LP invests primarily in small- and mid-cap growth equities. This Underlying Fund allows for redemptions quarterly upon 45 days prior notice, after one year has elapsed since initial investment.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

7.	Underlying Funds (cont)

Rivanna Partners, LP is a "bottom-up" long/short U.S. equities fund.  This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources.  This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Sonar Partners, LP seeks capital appreciation by buying, holding and selling a broad range of equity securities, debt securities, options, futures and other derivatives over time frames ranging from intra-day to several or more months. This Underlying Fund allows for redemptions quarterly upon 30 days prior notice, after one year has elapsed since initial investment.

STG Capital Partners (QP), LP seeks to maximize returns while preserving capital primarily by investing in U.S. equities with a focus on the technology sector. This Underlying Fund generally maintains a low net exposure to the overall market. This Underlying Fund has a one year lock-up on new investments and quarterly redemptions with 30 days notice.

Tiedemann/Falconer Partners, LP seeks to maximize absolute returns through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds and American Depository Receipts. This Underlying Fund allows for quarterly redemptions upon 45 days prior notice.

Zeke, LP seeks to maximize long-term capital appreciation and total returns by investing in small and mid-cap U.S. companies that it believes have significant growth characteristics. This Underlying Fund allows for redemptions quarterly upon 45 days notice, after one year has elapsed since initial investment.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8.	Redemptions and Repurchase of Units and Distributions

With very limited exceptions, Units are not transferable. No Member or other person holding a Unit will have the right to require the Fund to redeem that Unit or portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Fund.

The Board may, from time to time and in their sole discretion, cause the Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Fund offer to repurchase Units from Members twice each year, effective June 30 and December 31.

The Fund does not intend to distribute to the Members any of the Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

9.	Capital Stock Transactions

Transactions in Units are as follows:

	For the Year ended A. December 31, 2007	For the Year ended B. December 31, 2006
Number of Units issued	657,897	736,011
Number of Units redeemed	(183,705)	(130,557)
Net increase in Units outstanding	474,192	605,454
Units outstanding, beginning of year	2,076,281	1,470,827
Units outstanding, end of year	2,550,473	2,076,281

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

9.	Capital Stock Transactions (cont)

On December 31, 2007, six shareholders held approximately 89% of the outstanding Shares of the Fund. Some of the shareholders are comprised of feeder funds, which are themselves owned by several shareholders.

10.	Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

11.	Recent Accounting Pronouncements

SFAS No. 157

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (SFAS 157), “Fair Value Measurements”, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issues for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The adoption of SFAS 157 is not expected to have a material impact on the Fund’s financial statements.

FASB Interpretation No. 48

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The  Fund files U.S. federal and New York, Pennsylvania, Georgia, and New Jersey state tax returns.  No income tax returns are currently under examination.  The Fund’s U.S. federal tax and state returns remain open for examination for the years ended December 31, 2004 through December 31, 2007.

12.	Subsequent Events

Effective January 1, 2008, the Members contributed $1,250,000 to the Fund, all of which was received prior to January 1, 2008.

Effective January 16, 2008 the Investment Manager paid down the Receivable from Investment Manager by an additional $15,000.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

The identity of the members of the Board (each, a “Director”) and brief biographical information is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by shareholders, by calling collect (610) 993-9999.

Independent Directors

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
John Connors Age: 65 100 Matsonford Road Building 5, suite 520 Radnor, PA 19087	Director	Term: Indefinite Length: Since 2002
Portfolio Manager, Guyasuta Investment Advisors (Since 12/2000); previously, Portfolio Manager, Delaware Investments. N/A (1977-2000); portfolio manager Mellon Bank (1967-1977); Financial Analyst IBM (10/65-6/67)
				ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
Robert Andres Age: 68 Andres Capital Management 11 Twin Creek Lane Berwyn, PA 19312	Director	Term: Indefinite Length: Since 2004
President, Andres Capital Management (present); previously, Haverford Trust (2005-Present); Martindale Andres & Co. (1989-1994); President, Merrill Lynch Mortgage Capital (1970-1987);National Sales Manager, Municipal Securities, Kidder Peabody (1968-1970); Herbert J. Sims & Co. (1962-1964)Municipal Bond Division., J.P. Morgan (1957-1962).

				ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	None.
James Brinton Age: 53 123 West Lancaster Ave. Wayne, PA 19087	Director	Term: Indefinite Length: Since 2007	President, Robert J. McAllister Agency, Inc. (Independent Insurance Broker) (since 1979)	ACP Funds Trust (2 series); ACP Strategic Opportunities Fund II, LLC.	Quaker Investment Trust (8 series).

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Interested Director(s)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
Mr. Gary Shugrue Age: 53 1235 Westlakes Drive Suite 130 Berwyn, PA 19312	President, Chief Investment Officer and Director	Term: Indefinite Length: Since 2007 (Director) Since 2001 (President and CIO)	President & Chief Investment Officer of Ascendant Capital Partners, LP. (since 2001); previously, General Partner of Argos Advisors (1988-2000).	ACP Funds Trust (2 series);ACP Strategic Opportunities Fund II, LLC).	BHR Fund Advisors.

ACP Strategic Opportunities Fund II, LLC

Board of Directors (unaudited)

Audit Committee

Messrs. Brinton, Connors and Andres are members of the Audit Committee of the Board.  Although the Board has not designated an Audit Committee Financial Expert, each member of the Audit Committee has significant financial industry expertise.  Messrs. Connors and Andres each have more than 40 years experience in the investment and securities industries.  Mr. Brinton has served other investment company boards and has worked in the insurance industry for more than 25 years.  All three members of the Audit Committee are disinterested persons on the Investment Company Act.  The Audit Committee does not believe that adding a specific Financial Expert would materially increase the Committee’s judgment or effectiveness.

ACP Strategic Opportunities Fund II, LLC

Fund Management (unaudited)

Set forth below is the name, age, position with the Fund, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Fund. Unless otherwise noted, the business address of each officer is 1235 Westlakes Drive, Suite 130, Berwyn, PA, 19312.

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s)During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director or Nominee
Gary Shugrue Age: 53	President, Chief Investment Officer and Director	Term: Indefinite Length: Since 2007 (Director) Since 2001 (President and CIO)	President & Chief Investment Officer of Ascendant Capital Partners, LP. (since 2001); previously, General Partner of Argos Advisors (1988-2000).	ACP Funds Trust (2 series);ACP Strategic Opportunities Fund II, LLC).	BHR Fund Advisors.
Stephanie Strid Davis Age: 37	Director, Client Services and Administration	Term: Indefinite Length: Since 2001	Director, Client Services and Fund Operations of Ascendant Investments, LP; previously Institutional Equity Sales, Credit Suisse First Boston

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund’s record of actual proxy votes cast is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-993-9999 or writing: ACP Strategic Opportunities Fund II, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Fund’s Form N-Q is also available from the Fund, without charge and upon request, by calling 610-993-9999 or writing to ACP Strategic Opportunities Fund II, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, PA 19312.

Item 2. Code of Ethics.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics (“Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)  There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)  The registrant, during the period covered by the report, has not granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(f)(3)  The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request should be by calling collect 610-993-9999 or writing to ACP Strategic Opportunities Fund II, LLC, 1235 Westlakes Drive, Suite 130, Berwyn, Pennsylvania 19312.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Board of Directors of the registrant has determined that the Board's Audit Committee does not have an "audit committee financial expert," as the Securities

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

 and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of "audit committee financial expert,” the Board determined that none of the members of the audit committee met all five qualifications in the definition, although some members of the Audit Committees met some of the qualifications.  The Board also determined that while the Audit Committee members have general financial expertise, given the size and activities of the registrant and in light of the nature of the accounting and valuation issues presented over the past several years, it did not appear that the Audit Committee members lacked any necessary skill to serve on the Audit Committee.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,500 for 2006 and $32,500 for 2007.

Audit-Related Fees

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $9,000 for 2006 and $0 for 2007.  The $9,000in 2006 was for tax compliance services.

All Other Fees

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee pre-approves all audit and permitted non-audit services the independent auditor provides to the registrant, and all services that the independent auditor provides to the registrant’s investment adviser(s) and advisory affiliates (whether or not directly related to the registrant’s operations and financial reporting); except that (a) services provided to a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser, and (b) de minimis non-audit services, shall not require pre-

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

approval. A non-audit service is de minimis if: (a) the total amount of the non-audit service is not more than 5% percent of the total amount of revenues paid to the auditor by the registrant, its investment adviser, and advisory affiliates that provide ongoing services to the registrant for services otherwise requiring audit committee pre-approval during the fiscal year in which the non-audit service was provided; (b) the registrant did not recognize these services as non-audit services at the time they were provided; and (c) these services are promptly brought to the attention of the registrant and the registrant approves them before the audit is complete.

(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable.

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2007.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Item 6. Schedule of Investments.

As of December 31, 2007, the portfolio holdings of the Underlying Funds by reasonable identifiable categories were as follows:

Long/Short Equities	91.7%
Consumer	9.5%
Financial Services	6.9%
Large Cap Value	7.2%
Mid Cap Growth	27.3%
Natural Resources	6.7%
Small Cap Growth	8.5%
Small Cap Value	8.9%
Technology	16.7%
Other Assets and Liabilities	3.2%

All assets other than cash investments, which represent 5.1% of the Fund’s portfolio, should be considered illiquid investments.  In this regard, all Underlying Funds should be considered illiquid investments.  These investments represent 94.9% of the Fund’s portfolio.  The liquidity provisions of each Underlying Fund are described in the Notes to the Financial Statements for the Fund.  The Fund is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

Special situations affecting the calculation of net asset value may arise form time to time.  You should be aware that, generally, the Fund, the Investment Manager and the Administrator will not be able to examine or verify the valuations provided by the Underlying Funds.  Absent bad faith or manifest error, the determination of net asset value of the Fund is conclusive and binding on all investors.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ASCENDANT CAPITAL PARTNERS, LP
ACP STRATEGIC OPPORTUNITIES FUND II, LLC
ACP FUNDS TRUST

Proxy Voting Policy and Procedures

Ascendant Capital Partners, LP (Ascendant or ACP), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in ACP's care include voting securities, and except where the client has expressly reserved to itself the duty to vote proxies, it is ACP's duty as a fiduciary to vote all proxies relating to such voting securities.

Duties with Respect to Proxies:

Ascendant has an obligation to vote all proxies appurtenant to voting securities owned by its client accounts in the best interests of those clients. In voting these proxies, Ascendant may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Ascendant will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. Ascendant shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Because Ascendant primarily invests client assets in funds exempt from registration and regulation under the federal securities laws, and since the interest it acquires in such funds typically is a non-voting limited partner or member interest (except under specified, often unusual circumstances), Ascendant does not expect there to be many (if any) meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients.

Nonetheless, where client holdings are voting securities and a meeting of security holders is convened, Ascendant will take the following steps to carry out its fiduciary duties as to the client and its assets:

Ascendant will track shareholder meetings convened by companies whose voting securities are held in its client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Ascendant will rely principally upon research received from, or otherwise delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

To the extent that it relies upon or delegates duties to PVS, Ascendant will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. As appropriate, Ascendant will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide ACP with timely notice of the date, time and place of such meetings.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Ascendant will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Ascendant's client accounts, Ascendant has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

Ascendant's stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no ACP affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts. Therefore, it believes that any particular proxy issues involving companies that engage Ascendant, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients.

Nevertheless, in order to avoid even the appearance of a conflict of interest, the officers of Ascendant will determine, by surveying the Firm's employees or otherwise, whether Ascendant, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, ACP will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Ascendant client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. Ascendant will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Ascendant voted proxies, please contact:

Gary E. Shugrue
c/o Ascendant Capital Partners, LP
1235 Westlakes Drive, Suite 130
Berwyn, PA 19312
610-993-9999
Recordkeeping:

ACP shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Ascendant that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 16th day of March, 2007

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this report, Gary E. Shugrue is the Founder, President and Chief Investment Officer of Ascendant Capital Partners, LP (“ACP”), the investment adviser to the registrant.  Mr. Shugrue serves as portfolio manager to the ACP Strategic Opportunities Fund II, LLC as well as the ACP Funds Trust.  He started ACP in August 2001 as a subsidiary of Turner Investment Partners, a $13 billion asset management firm. He brings nineteen years of hedge fund experience and over thirty years overall investment experience to the firm. From 1988 to 2000 he served as the co-founder and partner of Argos Advisors LLC, an equity hedge fund firm. From 1981 to 1988 he was a Vice President in Institutional Equity Sales with Kidder Peabody, Prudential Securities and Merrill Lynch servicing large institutional clients in the Mid-Atlantic area. From 1977 to 1979 he was an Account Executive with Merrill Lynch. He earned his MBA in Finance from the University of Pennsylvania’s Wharton School in 1981 and his BS in Accounting from Villanova University in 1976.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Gary E. Shugrue is also the portfolio manager for the ACP Funds Trust.  The portfolios of ACP Funds Trust - ACP Adviser Series Strategic Opportunities Fund, ACP Institutional Series Strategic Opportunities Fund, and ACP Advantage Series Strategic Opportunities Fund - invest exclusively in the registrant.  The assets of the ACP Funds Trust as of 12/31/07 were approximately $19,352,906 million.

Although ACP does not receive an advisory fee based on account performance, ACP’s management fee changes depending on performance of the portfolio (i.e. ACP earns a greater percentage of assets as a management fee as annual performance of the registrant exceeds 6%.)

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Gary E. Shugrue	Registered Investment Companies: RICS	2	$19.4 million	0	$0
	Other Pooled Investment Vehicles: LLC	1	$18.1 million	0	$0
	Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

A potential conflict of interest may arise in that Gary E. Shugrue directs the ACP Funds Trust portfolios to invest in the registrant, for which he receives compensation.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

As of December 31, 2007, compensation received by the registrant’s Portfolio Manager is a fixed base salary, with a possible year-end bonus based on the financial performance of the Investment Manager.  However, Gary E. Shugrue, the Portfolio Manager, benefits not because of his bonus but because he is the controlling equity holder in the firm.  As such, the value of his equity and his distributions increase if the registrant’s assets increase and the fund performs well, as described above. Other than as described above, the Portfolio Manager deos not receive any compensation from the registrant, the registrant’s investment adviser or any other source with respect to management of the registrant and any other accounts included in the response to paragraph (a)(2)(ii) of this Item 8.  As assets under management grow, it is the intention of Ascendant Capital Partners, LP to retain and attract talented employees through attractive compensation and growth opportunities.

(a)(4)	Disclosure of Securities Ownership

The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2007.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Gary E. Shugrue	$10,001 - $50,000

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 10, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and
Chief Financial Officer
(principal executive officer and principal financial officer)

Date	March 10 ,2008

* Print the name and title of each signing officer under his or her signature.